SHORT DURATION INCOME FUND

WEFIX / WSHNX

Summary Prospectus

July 31, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2025 and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at https://weitzinvestments.com/resources/product-literature/default.fs. You can also get this information at no cost by calling 888-859-0698 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.14%	0.47%
Total annual fund operating expenses	0.54%	0.87%
Fee waiver and/or expense reimbursement(1)	(0.09)%	(0.25)%
Total annual fund operating expenses after	0.45%	0.62%
fee waiver and/or expense reimbursement

(1) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.45% and 0.65%, respectively, of each Class’s average daily net assets through July 31, 2026. This agreement may only be terminated by the Board of Trustees of the Fund.

Weitz Funds – Short Duration Income Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$46	$164	$293	$668
Investor Class	$63	$253	$458	$1,049

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments.

These debt securities may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (3) corporate debt securities; (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt. The Fund may invest up to 15% of its total assets in debt securities which are unrated or non investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.

The Fund may, but is not required to, use derivatives, such as options, futures contracts, including bond and interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return; to manage portfolio characteristics; and as a cash flow management technique. These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration between one to three and a half years. The average effective duration of the Fund’s portfolio as of June 30, 2025 was 1.6 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative

Weitz Funds – Short Duration Income Fund

impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.

•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer or guarantor of a debt security is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Structured Products Risk The term Structured Products includes a wide variety of investment products, such as mortgage-backed securities and other types of asset-backed securities as well as various types of collateralized obligations. Risks from Structured Products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the Structured Product’s manager may perform poorly. Non-payment on a Structured Product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Fund may invest in any class of a Structured Product offering. Some Structured Products have credit ratings (or in some cases only certain classes of a Structured Product have credit ratings), but in many cases Structured Products do not have credit ratings. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any Structured Product.
•	Loan Investment Risk Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which the Fund may invest may be not rated by a rating agency, may be not registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Fund may purchase residential mortgage-backed securities or other asset-backed

Weitz Funds – Short Duration Income Fund

securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.

•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets.
•	Derivatives Risk Derivatives are instruments, such as futures and options, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of two relevant securities market indexes. The Bloomberg US Aggregate Bond Index, the Fund’s primary comparative index, is a broad-based securities market index generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective December 16, 2016, the Fund revised its principal investment strategies. The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2025 was 3.04%

Weitz Funds – Short Duration Income Fund

BEST AND WORST PERFORMING QUARTERS
(during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	3.79%
Worst quarter	1st quarter 2020	-2.19%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2024)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	5.56%	2.59%	2.23%
Return after taxes on distributions	3.61%	1.31%	1.14%
Return after taxes on distributions and sale of	3.26%	1.43%	1.23%
fund shares
Institutional Class return before taxes	5.70%	2.68%	2.38%
Comparative Index (reflect no deduction for fees, expenses or taxes):
Bloomberg US Aggregate Bond Index	1.25%	-0.32%	1.35%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Manager

Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Carney became a portfolio manager of the Fund in 1996. Mr. Anderson became a portfolio manager of the Fund in 2017.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Weitz Funds – Short Duration Income Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/ or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WEFIX, WSHNX SumPro
3292025